UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 19, 2007

TERADATA CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Delaware	75-3236470
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 28, 2007, NCR Corporation (“NCR”) announced that a record date of September 14, 2007 and a distribution date of September 30, 2007 had been set for the spin-off of Teradata Corporation (“Teradata”), its wholly-owned subsidiary. To complete the spin-off, during a “blackout period” that will begin at 4:00 p.m., Eastern time, on Friday, September 28, 2007 and is expected to end on Friday, October 5, 2007, participants in Teradata’s 401(k) Savings Plan will be unable to direct or diversify investments in, or obtain a distribution from, the Teradata Unitized Stock Fund in the Teradata 401(k) Savings Plan. A notice to directors and executive officers of Teradata of a general trading suspension during the same period, dated September 19, 2007, is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Regulation BTR Trading Blackout Notice

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

Dated: September 19, 2007	By:	/s/ Laura K. Nyquist
Laura K. Nyquist General Counsel and Secretary

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Index to Exhibits

Exhibit No.	Description
99.1	Regulation BTR Trading Blackout Notice

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